UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2011
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia	30005

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On February 10, 2011, Alimera Sciences, Inc. (the “Company”) issued a press release and held a conference call regarding its results of operations and financial condition for the fourth quarter and year ended December 31, 2010. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Various statements made during the conference call are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the Company’s future results of operations and financial position, business strategy and plans and objectives of management for the Company’s future operations. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “likely,” “will,” “would,” “could,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The events and circumstances reflected in the Company’s forward-looking statements may not occur and actual results could differ materially from those projected in the Company’s forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, delay in or failure to obtain regulatory approval of the Company’s product candidates, uncertainty as to the Company’s ability to commercialize, and market acceptance of, the Company’s product candidates, the extent of government regulations, uncertainty as to the relationship between the benefits of the Company’s product candidates and the risks of their side-effect profiles, dependence on third-party manufacturers to manufacture the Company’s product candidates in sufficient quantities and quality, uncertainty of clinical trial results, limited sales and marketing infrastructure, and the Company’s ability to operate its business in compliance with the covenants and restrictions that it is subject to under its credit facility, as well as other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2010, June 30, 2010, and September 30, 2010 which are on file with the Securities and Exchange Commission (SEC). Additional factors may also be set forth in those sections of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010 to be filed with the SEC.
All forward-looking statements made during the conference call are expressly qualified by the above paragraph in their entirety. These forward-looking statements speak only as of the date of the conference call (unless another date is indicated). The Company undertakes no obligation, and specifically declines any obligation, to publicly update or revise any forward-looking statements which are made during the conference call, whether as a result of new information, future events or otherwise.
The information in Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated February 10, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.
By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	Chief Operating Officer and Chief Financial Officer

Dated: February 10, 2011